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                                                                    EXHIBIT 23.2


                             ACCOUNTANTS' CONSENT


The Board of Directors
Corvis Corporation:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                 /s/ KPMG LLP


McLean, Virginia
September 27, 2000